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                                                                    EXHIBIT 23.2

EXHIBIT 23.2 CONSENT OF Arthur Andersen LLP

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports dated January 28, 2000 included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-42600, 333-42602, 333-42604, 333-42606 and 333-59193 on Form S-8.

/s/ Arthur Andersen LLP
Atlanta, Georgia
March 21, 2001

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